Federated Market Opportunity Fund

A Portfolio of Federated Equity Funds

INSTITUTIONAL SHARES (TICKER FMIIX)

SUPPLEMENT TO Prospectus DATED December 31, 2009

1. Under the heading entitled “Fund Summary Information, Risk/Return Summary: Fees and Expenses,” please delete the Fee Table and Example and replace them with the following:

This table describes the fees and expenses that you may pay if you buy and hold Institutional Shares of the Fund.

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None
Annual Fund Operating Expenses
Expenses That You Pay Each Year as a Percentage of the Value of Your Investment
Management Fee	0.75%
Distribution (12b-1) Fee	None
Other Expenses:
Expenses Related to Short Positions	0.56%
Other Operating Expenses	0.29%
Acquired Fund Fees and Expenses	0.07%
Total Annual Fund Operating Expenses	1.67%
Fee Waivers and/or Expense Reimbursements[1]	0.05%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.62%

1	The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that total annual fund operating expenses (excluding Acquired Fund Fees and Expenses and Expenses Related to Short Positions) paid by the Fund's Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.99% through the later of (the “Termination Date”): (a) December 31, 2010; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund's Institutional Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund's Institutional Shares for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's Institutional Shares operating expenses remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

1 Year	$170
3 Years	$526
5 Years	$907
10 Years	$1,976

2. Under the heading entitled “Appendix  A: Hypothetical Investment and Expense Information,” please delete the chart and replace it with the following:

FEDERATED MARKET OPPORTUNITY FUND - INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 1.67%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$169.78	$10,333.00
2	$10,333.00	$516.65	$10,849.65	$175.43	$10,677.09
3	$10,677.09	$533.85	$11,210.94	$181.28	$11,032.64
4	$11,032.64	$551.63	$11,584.27	$187.31	$11,400.03
5	$11,400.03	$570.00	$11,970.03	$193.55	$11,779.65
6	$11,779.65	$588.98	$12,368.63	$200.00	$12,171.91
7	$12,171.91	$608.60	$12,780.51	$206.66	$12,577.23
8	$12,577.23	$628.86	$13,206.09	$213.54	$12,996.05
9	$12,996.05	$649.80	$13,645.85	$220.65	$13,428.82
10	$13,428.82	$671.44	$14,100.26	$228.00	$13,876.00
Cumulative		$5,819.81		$1,976.20

October 26, 2010

Notes

Federated Market Opportunity Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450703 (10/10)